Exhibit 99.1

October 25, 2017

Pingtan Marine Enterprise Announces Preliminary 2017 Third Quarter Financial Results; EPS Expected to be between $0.06 and $0.08

FUZHOU, China, Oct. 25, 2017 /PRNewswire/ --Pingtan Marine Enterprise Ltd. (Nasdaq: PME), (“Pingtan,” or the “Company”) a global fishing company based in the People’s Republic of China (PRC), today announced preliminary financial results for the third quarter ended September 30, 2017. The Company expects to report earnings per ordinary share between $0.06 and $0.08.

Mr. Xinrong Zhuo, Chairman and CEO of the Company, commented, “We are pleased that our operating vessels delivered steady results even during the summer fishing off season, and that we were able to meet customer demand for the third quarter. We continue seeking new fishing territories to expand our fleet and enrich our product mix, and we believe that the growing demand for natural and ecologically healthy ocean food will drive multi-regional cooperation.”

About Pingtan

Pingtan is a global fishing company engaging in ocean fishing through its subsidiary, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., or Pingtan Fishing.

Business Risks and Forward-Looking Statements

This press release may contain forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology and include statements about the Company’s preliminary financial results and sales expectations. Although forward-looking statements reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Risks include that the preliminary financial results are unaudited, have not been reviewed by external auditors and are subject to completion and, as such, may be revised as a result of management’s further review; that there can be no assurance that the Company’s final results for the period will not differ from these estimates; that any changes could be material; the Company may identify items that may require it to make material adjustments to the preliminary financial information; other developments that may arise between now and the time the financial results are finalized; anticipated growth and growth strategies; need for additional capital and the availability of financing; our ability to successfully manage relationships with customers, distributors and other important relationships; technological changes; competition; demand for our products and services; the deterioration of general economic conditions, whether internationally, nationally or in the local markets in which we operate; legislative or regulatory changes or actions that may adversely affect our operations and business; operational, mechanical, climatic or other unanticipated issues that adversely affect the production capacity of the Company’s fishing vessels and their ability to generate expected annual revenue and net income, and other risk factors contained in Pingtan’s SEC filings available at www.sec.gov, including Pingtan’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Pingtan undertakes no obligation to update or revise any forward-looking statements for any reason.

COMPANY CONTACT:

Roy Yu

Chief Financial Officer

Pingtan Marine Enterprise Ltd.

Tel: +86 591 8727 1753

ryu@ptmarine.net

Johnny Zhang

IR Manager

Pingtan Marine Enterprise Ltd.

Tel: +86 591 8727 1753

jzhang@ptmarine.net

Maggie Li

IR Deputy Manager

Pingtan Marine Enterprise Ltd.

Tel: +86 591 8727 1753

mli@ptmarine.net

INVESTOR RELATIONS COUNSEL:

The Equity Group Inc.

Katherine Yao, Senior Associate

Tel: +86 10 6587 6435

kyao@equityny.com

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SOURCE Pingtan Marine Enterprise Ltd.